PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

PRIAC VARIABLE CONTRACT ACCOUNT A

Prudential Retirement Security Annuity

Prudential Retirement Security Annuity II

Prudential Retirement Security Annuity III

Prudential Retirement Security Annuity IV

Prudential Retirement Security Annuity V

Supplement to Prospectus Dated May 1, 2013

Supplement dated July 25, 2013

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

The Tax Considerations section of each prospectus (section 9), and other applicable sections of the prospectuses listed above, are modified in accordance with the following:

In U.S. v Windsor, the U.S. Supreme Court held a portion of the Defense of Marriage Act unconstitutional. As a result, same sex couples who are married under applicable state and District of Columbia law will now be treated as spouses under federal law. Further guidance from governmental authorities is expected to help clarify when same sex marriage should be recognized for federal law purposes.

You are strongly cautioned to consult with your tax or legal advisor before electing a Spousal Benefit for a same-gender spouse or civil union partner.

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